Exhibit 10.1

SEVENTH AMENDMENT TO CREDIT AGREEMENT

AND INCREASE JOINDER

THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT AND INCREASE JOINDER (this “Amendment”), effective as of the 30th day of November, 2015 (the “Effective Date”), is entered into by and among MAGNUM HUNTER RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), the guarantors party hereto (the “Guarantors”), the Lenders party hereto, in their capacity as Incremental Lenders (as defined below) and, if applicable, as existing Lenders, BANK OF MONTREAL, as administrative agent for the Lenders (the “Administrative Agent”) and as Issuing Bank (the “Issuing Bank”) and CANTOR FITZGERALD SECURITIES, as loan administrator (the “Loan Administrator”).  All capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Credit Agreement referred to below.

RECITALS

WHEREAS, the Borrower, the lenders party thereto and the Administrative Agent entered into that certain Fourth Amended and Restated Credit Agreement dated as of October 22, 2014 (as amended pursuant to that certain First Amendment to Credit Agreement and Limited Waiver dated as of February 24, 2015, that certain Second Amendment to Credit Agreement and Limited Waiver dated as of April 17, 2015, that certain Third Amendment to Credit Agreement and Limited Consent dated as of May 28, 2015, that certain Fourth Amendment to Credit Agreement and Limited Consent dated as of June 19, 2015, that certain Fifth Amendment to Credit Agreement and Limited Waiver dated as of July 10, 2015, that certain Partial Agency Transfer Agreement dated as of November 3, 2015 and that certain Sixth Amendment to Credit Agreement, dated as of November 3, 2015, the “Credit Agreement”);

WHEREAS, pursuant to and in compliance with the terms of Section 2.06 of the Credit Agreement, the Borrower has requested (i) new commitments under the existing term facility in an aggregate principal amount of $10,000,000 (the loans under such new commitments, the “Incremental Loans”) and to permit the other transactions described herein (collectively, the “Transactions”) and (ii) to effect certain additional amendments to the Credit Agreement as more fully described herein; and

WHEREAS, each Tranche A Incremental Lender and Tranche B Incremental Lender indicated on Exhibit A hereto (each, an “Incremental Lender” and, collectively, the “Incremental Lenders”) is prepared to provide an Incremental Loan in the amount set forth opposite such Incremental Lender’s name on Exhibit A hereto (with respect to each Incremental Lender, its “Incremental Commitment”), in each case, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrower, the Guarantors, the Incremental Lenders, the Majority Lenders, the Administrative Agent, the Loan Administrator and the Issuing Bank agree as follows:

1.                                      Incremental Loans. The parties hereto hereby agree that:

(a)                                 each Incremental Lender hereby agrees to make an Incremental Loan to the Borrower on December 1, 2015 (the “Funding Date”) in a principal amount equal to its respective Incremental Commitment, subject to the specified conditions in Section 7 below;

(b)                                 each Incremental Lender hereby agrees that upon, and subject to, the funding of its Incremental Commitment on the Funding Date (the “Funding Time”), such Incremental Lender shall be deemed to be, and shall become, a “Lender” under the Credit Agreement and the other Loan Documents with respect to its Incremental Loan.  (i) From and after the Effective Date, each reference in the Credit Agreement to any Incremental Lender’s “Commitment” shall include its Incremental Commitment made pursuant to this Amendment, and (ii) from and after the Funding Time, each reference in the Credit Agreement to “Loans” shall include the Incremental Loans;

(c)                                  the Incremental Loans shall constitute Loans for all purposes under the Credit Agreement and the other Loan Documents.  The Incremental Loans shall, except as expressly set forth in Section 3 and Section 12 below, be identical to the existing Loans outstanding under the Credit Agreement (the “Existing Loans”), including, without limitation, with respect to interest rates, maturity, amortization, mandatory prepayments, repayments, collateral, priority, rights and remedies, and other terms;

(d)                                 if the Incremental Loans are initially funded as Eurodollar Loans, on the Funding Date there shall commence an initial Interest Period with respect to the Incremental Loans that shall end on the last day of the Interest Period applicable to the Existing Loans as in effect immediately prior to the Funding Date; and

(e)                                  each Incremental Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Loan Administrator or any other Incremental Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent and the Loan Administrator to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent and the Loan Administrator by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender.

2.                                      Commitments.  Each Incremental Lender hereby (i) commits to provide 100% of its Incremental Commitment as set forth on Exhibit A attached hereto and (ii) acknowledges and agrees that the funding thereof shall occur no later than the Funding Date and is subject solely to the specified conditions set forth in Section 7 below.   Each Incremental Lender’s Incremental Commitment hereunder is several and not joint.

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3.                                      Amendments to Credit Agreement.

(a)                                 Amendment to Section 1.02.  Section 1.02 of the Credit Agreement is hereby amended to add the defined terms “Avoided Collateral”, “MAE Exception”, “Permitted Joint DIP Proposal”, “Seventh Amendment” and “Seventh Amendment Effective Date” in correct alphabetical order, which such defined terms shall read in their entirety as follows:

“Avoided Collateral” means collateral comprised of the Mortgaged Property and any other Property of the Loan Parties that became subject for the first time on or about November 3, 2015 to perfected Liens under the Security Instruments and that also became subject for the first time on or about November 3, 2015 to perfected Liens in favor of the Second Lien Agent securing the Obligations (as defined in the Second Lien Term Loan Agreement), in respect of which the granting of a Lien to the Second Lien Agent is found by a court of competent jurisdiction pursuant to a final non-appealable order (including without limitation an order approving a settlement releasing or resolving any potential avoidance issues) at any time to constitute a preferential transfer pursuant to Section 547 of title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in any subsequent bankruptcy case filed by or against the Borrower and/or the Guarantors.

“MAE Exception” has the meaning set forth in Section 12.19.

“Permitted Joint DIP Proposal” has the meaning set forth in Section 12.19.

“Seventh Amendment” means the Seventh Amendment to Fourth Amended and Restated Credit Agreement dated as of the Seventh Amendment Effective Date.

“Seventh Amendment Effective Date” means November 30, 2015.

(b)                                 Amendment to Section 7.21.  Section 7.21 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Use of Loans and Letters of Credit.  The proceeds of the Additional Loans shall be used solely (a) to provide cash collateral to support the Borrower’s currently outstanding letters of credit, (b) for general corporate purposes of the Borrower and its Subsidiaries (including payment of trade payables) and (c) for fees, costs and expenses in connection with the Financing Transactions (as such term is defined in the Amendment).  The proceeds of the Incremental Loans shall be used solely for (a) general corporate purposes of the Borrower and its Subsidiaries (including payment of trade payables and, for the avoidance of doubt, in accordance with Section 9.01), and (b) for fees, costs and expenses in connection with the Transactions (as defined in the Seventh Amendment), the Seventh Amendment and the Incremental Loans (as defined in the Seventh Amendment). The Borrower and its Subsidiaries are not engaged principally, or as one of its or their important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock

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(within the meaning of Regulation T, U or X of the Board).  No part of the proceeds of any Loan will be used for any purpose which violates the provisions of Regulations T, U or X of the Board.”

(c)                                  Amendment to Section 12.19.  Section 12.19 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Moratorium on Financing Alternatives.  Each Lender hereby agrees that from the Seventh Amendment Effective Date until (but excluding) December 7, 2015 it shall not in any manner propose or offer to, or solicit from, the Borrower, any of its Subsidiaries or any of the Borrower’s or its Subsidiaries’ affiliates, managers, officers, directors or legal or financial advisors, any aspect of any DIP Financing or similar financing arrangement; provided, however, the Lenders holding at least majority of the Tranche A Loans (including Incremental Tranche A Loans) (together with other holders of the Senior Notes) and the Lenders holding at least majority of the Tranche B Loans (including Incremental Tranche B Loans) (together with other holders of the Second Lien Term Loans) may jointly propose or offer to, or solicit from, the Borrower, any of its Subsidiaries or any of the Borrower’s or its Subsidiaries’ affiliates, managers, officers, directors or legal or financial advisors, a DIP Financing or similar financing arrangement (a “Permitted Joint DIP Proposal”).  The Borrower and each of its Subsidiaries hereby agree that from the Seventh Amendment Effective Date until (but excluding) December 7, 2015 it shall not, and shall not permit any of its affiliates, managers, directors, officers or legal or financial advisors to, solicit from or discuss in any manner any aspect of any DIP Financing or similar arrangement with any Person (other than any Permitted Joint DIP Proposal).  Notwithstanding the foregoing Section 12.19, the parties hereto agree and acknowledge that the restrictions set forth in this Section 12.19 shall fall away and be of no further force and effect if a Material Adverse Effect under clause (a) of the definition thereof has occurred or is reasonably expected to occur (a “MAE Exception”) or if the the funding of its Incremental Commitment does not occur on December 1, 2015. In the event an MAE Exception occurs, the Borrower shall deliver, as promptly as practicable, written notice thereof to the Majority Lenders signatory hereto, with a copy to the Administrative Agent and the Loan Administrator.”

4.                                      Ratification. Each of the Borrower and the Guarantors hereby (a) ratifies and reaffirms (after giving effect to this Amendment) all of its respective payment and performance obligations under the Credit Agreement and each of the Loan Documents to which it is a party, (b) agrees and acknowledges that the Credit Agreement as amended hereby and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and/or modified by this Amendment, and (c) ratifies and reaffirms any guarantee of the Obligations under the Loan Documents to which it is a party and the grant of security interests and liens by it under any of the Loan Documents to which it is a party, and confirms and agrees that such guarantees, security interests and liens hereafter guaranty or secure, as applicable, all of the Obligations under the Credit Agreement as amended hereby.  Except as provided herein, nothing in this Amendment or the other Loan Documents in any manner (i) impairs or adversely affects the continuation of the liability of the Borrower and the Guarantors for the Obligations incurred, granted, pledged and/or assigned prior to the Effective Date to the Lenders under the

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Credit Agreement and the other Loan Documents or (ii) impairs, limits, terminates, waives, extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders, the Administrative Agent or the Loan Administrator created by or contained in any of such documents, nor is the Borrower nor any Guarantor released from any covenant, warranty or obligation created by or contained herein or therein.

5.                                      Representations and Warranties.  The Borrower and Guarantors hereby represent and warrant to the Administrative Agent, the Loan Administrator and the Lenders that (a) this Amendment has been duly executed and delivered on behalf of the Borrower and Guarantors; (b) this Amendment constitutes a valid and legally binding agreement enforceable against the Borrower and Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; (c) the representations and warranties contained in the Credit Agreement as amended hereby and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof (except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date); provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates, immediately prior to, and after giving effect to, the “Loans” (as defined in the Credit Agreement as amended hereby) being made on the Funding Date; (d) after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement as amended hereby or under any Loan Document as of the Effective Date; (e) the execution, delivery and performance of this Amendment have been duly authorized by the Borrower and the Guarantors and are within each such Loan Party’s constitutive powers and do not (i) contravene such Loan Party’s constitutive documents, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award applicable to such Loan Party, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, or (iv) except for the Liens created or to be created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries except, in each case referred to in clauses (ii) and (iii), to the extent that such violation conflict, breach or default would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect; and (f) no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any third party is required for the due execution, delivery, recordation, filing or performance by the Borrower or any other Loan Party of this Amendment, or for the consummation of each aspect of the transactions contemplated hereby.

6.                                      Conditions to Effectiveness of Amendment.  This Amendment shall become effective on the Effective Date upon satisfaction of the following conditions:

(a)                                 The Administrative Agent, the Loan Administrator, the Majority Lenders signatory hereto and the Incremental Lenders shall have received counterparts of this

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Amendment executed by each other, the Borrower, the Guarantors, the Administrative Agent, the Loan Administrator, the Majority Lenders and the Incremental Lenders.

(b)                                 The Administrative Agent, the Loan Administrator, the Majority Lenders and the Incremental Lenders shall have received a Notice of Borrowing (with necessary conforming changes) from the Borrower executed by Responsible Officer of the Borrower and in compliance with the requirements of Sections 2.03 and 2.06 of the Credit Agreement as amended hereby.

(c)                                  The Incremental Lenders shall be satisfied that there shall not occur as a result of the funding of the Incremental Loans on the Funding Date, a default (or any event which with the giving of notice or lapse of time or both would be a default) under any of the Borrower’s or Guarantors’ debt instruments and other material agreements (other than as contemplated by the Senior Notes Forbearance Agreement or the Second Lien Forbearance Agreement). Such determination by the Incremental Lenders shall be binding on the Administrative Agent and the Loan Administrator without further inquiry.

(d)                                 All necessary governmental and third party consents and approvals necessary in connection with the Incremental Loans shall have been obtained and shall remain in effect; and no law or regulation shall be applicable that restrains, prevents or imposes adverse conditions upon the Transactions.

(e)                                  The Administrative Agent for the benefit of the Lenders (including the Incremental Lenders) shall have a valid and perfected first priority lien on and security interest in any Collateral granted under the Credit Agreement as amended hereby and the Loan Documents.

(f)                                   The Administrative Agent, the Loan Administrator, the Majority Lenders signatory hereto and the Incremental Lenders shall have received the Borrower’s updated 6-week budget (the “Updated Budget”) giving effect to the incurrence of the Incremental Loans on the Funding Date, which will govern the use of the proceeds of the Incremental Loans in accordance with Section 9.01 of the Credit Agreement and which Updated Budget shall be in form and substance satisfactory to the Incremental Lenders.

(g)                                  After giving effect to this Amendment and the funding of the Incremental Loans, no Default or Event of Default shall exist under the Credit Agreement as amended hereby or under any Loan Document as of the Effective Date.

(h)                                 The representations and warranties contained in the Credit Agreement as amended hereby and the Loan Documents shall be true and correct on and as of the Effective Date in all material respects as though made as of the Effective Date (except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date); provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates, immediately prior to, and after giving effect to, the funding of the Incremental Loans being made on the Funding Date.

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(i)                                     The Administrative Agent, the Loan Administrator, the Majority Lenders and the Incremental Lenders shall have received, in form and substance reasonably satisfactory to the Incremental Lenders, a legal opinion of Kirkland & Ellis LLP, as counsel to the Loan Parties.

(j)                                    If the Loan Administrator has not received written notice from the Borrower, the Majority Lenders, or any Incremental Lender that any of the foregoing conditions in this Section 6 has not been satisfied prior to the Funding Date, it may assume without further inquiry that such condition has been satisfied.

7.                                      Conditions to Funding. Each Incremental Lender’s obligation to fund its Incremental Commitment on the Funding Date shall be effective upon (and each Incremental Lender shall fund its Incremental Loans on the Funding Date upon) satisfaction of the following conditions:

(a)                                 The funding of the Incremental Loans being made on the Funding Date shall not violate any law (including, without limitation, the Securities Exchange Act of 1934), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award applicable to such Loan Party and shall not be enjoined, temporarily, preliminarily or permanently.

(b)                                 The Borrower shall have paid (or substantially concurrent with the funding of the Incremental Loans, including, without limitation, with the proceeds of the Incremental Loans shall pay) to the Administrative Agent, the Loan Administrator, the Issuing Bank, the Incremental Lenders and the Majority Lenders all fees and expenses owed to each in accordance with Section 12.03 of the Credit Agreement as amended hereby, to the extent invoiced to the Borrower on or prior to the Funding Date.

8.                                      Counterparts.  This Amendment may be signed in any number of counterparts, which may be delivered in original, electronic or facsimile form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.  Signature by PDF or other electronic signature shall be as effective as a manual counterpart thereof.

9.                                      Governing Law . This Amendment, all Notes, the other Loan Documents and all other documents executed in connection herewith shall be deemed to be contracts and agreements under the laws of the State of New York and of the United States of America and for all purposes shall be construed in accordance with, and governed by, the laws of New York and of the United States.

10.                               Final Agreement of the Parties.  Any previous agreement among the parties with respect to the subject matter hereof is superseded by the Credit Agreement, as modified by this Amendment.  Nothing in this Amendment, express or implied, is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Amendment.

11.                               Amendment is a Loan Document; References to Credit Agreement.  This Amendment is a Loan Document, as defined in the Credit Agreement.  All references in the

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Credit Agreement to “this Agreement” shall mean the Credit Agreement as modified by this Amendment.

12.                               Repayment of Incremental Loans From Avoided Collateral.  Notwithstanding anything to the contrary in the Credit Agreement (including without limitation Sections 3.05 and 10.02(c) of the Credit Agreement) or in any other Loan Document, the principal amount of the Incremental Loans and all accrued and unpaid interest thereon shall be FIRST repaid or deemed to be repaid for all purposes, including, without limitation, in any subsequent bankruptcy case filed by or against the Borrower and/or the Guarantors, from proceeds of the Avoided Collateral, if any, and SECOND, to the extent that the proceeds of Avoided Collateral are not sufficient to repay in full the Incremental Loans and all accrued and unpaid interest thereon, such amounts shall be paid or deemed to be paid from the proceeds of any other collateral securing the Loans.  In connection with the foregoing, the Borrower shall deliver a certificate of a Responsible Officer to the Loan Administrator and the Administrative Agent stating (i) in the event of any prepayment of Incremental Loans (including principal or any accrued and unpaid interest), that such payment is in compliance with this Section 12, and identifying the proceeds, if any, of Avoided Collateral relating to such prepayment and (ii) in the event that the Loan Administrator or the Administrative Agent is exercising remedies relating to the collateral, whether such exercise relates to Avoided Collateral (and specify which Avoided Collateral), and that the proposed payment of proceeds by the Administrative Agent or the Loan Administrator is in compliance with this Section 12.  Notwithstanding the foregoing sentence, the Loan Administrator and the Administrative Agent may assume without inquiry that any repayment of principal or accrued and unpaid interest or distribution of proceeds upon the exercise of remedies has been made in accordance with this Section 12.  It is agreed by the parties hereto that this Section 12 is an express condition to the Second Lien Lenders’ and Second Lien Agent’s consent to the Incremental Loans and the resulting increase of the Cap Amount under, and as defined in, the Intercreditor Agreement.  Accordingly, it is further agreed by the parties hereto that any cash collateral order or debtor in possession financing order entered in a bankruptcy case filed by or against the Borrower and/or the Guarantors shall include the substance of this Section 12.

13.                               Outstanding Indebtedness.  Without limiting any other obligations owed under the Credit Agreement, the Borrower and the Guarantors hereby acknowledge and agree that (a) immediately prior to the effectiveness of this Amendment on the Effective Date, $60,000,000 in outstanding principal amounts of Loans, $189,000 of accrued and unpaid interest on such principal amount in an amount determined in accordance with the provisions of the Credit Agreement, are payable by the Borrower to the Lenders pursuant to the Credit Agreement without defense, offset, withholding, counterclaim or deduction of any kind.

14.                               Release.  In further consideration of Administrative Agent’s, Loan Administrator’s and the Lenders’ execution of this Amendment, each Loan Party, individually and on behalf of its respective successors (including any trustees acting on behalf of such Loan Party, and any debtor-in-possession with respect to such Loan Party), assigns, Subsidiaries and Affiliates, hereby forever releases Administrative Agent in its capacity as Administrative Agent, the Loan Administrator in its capacity as Loan Administrator and each Lender, in its capacity as lender under the Amended Credit Agreement, and their respective successors, assigns, parents, Subsidiaries, and Affiliates and their respective officers, employees, directors, agents and attorneys (collectively, the “Releasees”) from any and all debts, claims, demands, liabilities, responsibilities, disputes, causes, damages, actions and causes of actions (whether at law or in

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equity), and obligations of every nature whatsoever, whether liquidated or unliquidated, whether matured or unmatured, whether fixed or contingent that such Loan Party has or may have against the Releasees, or any of them, which arise from or relate to any actions which the Releasees, or any of them, have or may have taken or omitted to take in connection with the Credit Agreement as amended herein or the other Loan Documents prior to the date hereof (including with respect to the Obligations and any third parties liable in whole or in part for the Obligations); provided, however, that for the avoidance of doubt this release does not apply to any items related to the Second Lien Term Loan or the facility itself, the Senior Notes or any claim related to the Second Lien Loan Documents or the Senior Notes; provided, further, this release does not (a) apply to any release of the Releasees from any agreements, covenants, liabilities or obligations under any of the Loan Documents or in respect of the “Obligations” or (b) constitute a release of, or covenant not to sue, in respect of any Releasee arising from the gross negligence, willful misconduct or fraud (actual or constructive) of any Releasee.  This provision shall survive and continue in full force and effect whether or not the Loan Parties shall satisfy all other provisions of the Credit Agreement as amended hereby or the other Loan Documents.

15.                               Instruction to Administrative Agent and Loan Administrator.    Each of the Lenders signatory hereto (constituting Majority Lenders) and each Incremental Lender, directs the Administrative Agent and the Loan Administrator to execute this Agreement.  The Lenders and Incremental Lenders agree that the indemnifications provided in Section 11.03 and Section 12.03(d) of the Credit Agreement apply to the foregoing instruction and the execution of this Agreement, and authorize the Loan Administrator and the Administrative Agent to take action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent and the Loan Administrator by the terms thereof, together with such powers and discretion as are reasonably incidental thereto.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the Effective Date.

BORROWER:

MAGNUM HUNTER RESOURCES CORPORATION, a Delaware corporation

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

GUARANTORS:

MAGNUM HUNTER RESOURCES LP, a Delaware limited partnership

By: Magnum Hunter Resources GP, LLC, its general partner

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Chief Financial Officer

MAGNUM HUNTER RESOURCES GP, LLC, a Delaware limited liability company

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Treasurer

TRIAD HUNTER, LLC, a Delaware limited liability company

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Treasurer

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

MAGNUM HUNTER PRODUCTION INC., a Kentucky corporation

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Treasurer

NGAS HUNTER, LLC

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Treasurer

BAKKEN HUNTER CANADA, INC., a corporation existing under the laws of the Province of Alberta

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Treasurer

BAKKEN HUNTER, LLC, a Delaware limited liability company

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Treasurer

MAGNUM HUNTER MARKETING, LLC, a Delaware limited liability company

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Treasurer

VIKING INTERNATIONAL RESOURCES CO., INC., a Delaware corporation

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Treasurer

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

SHALE HUNTER, LLC, a Delaware limited liability company

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Treasurer

HUNTER REAL ESTATE, LLC, a Delaware limited liability company

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Treasurer

TRIAD HOLDINGS, LLC, an Ohio limited liability company

By:	/s/ Joseph C. Daches
Name:	Joseph C. Daches
Title:	Treasurer

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

ISSUING BANK

BANK OF MONTREAL

By:	/s/ Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Managing Director

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

ADMINISTRATIVE AGENT

BANK OF MONTREAL

By:	/s/ Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Managing Director

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LOAN ADMINISTRATOR

CANTOR FITZGERALD SECURITIES

By:	/s/ James Bond
Name:	James Bond
Title:	Chief Operating Officer

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

CVC European Credit Opportunities (No. 8) S.a r.l

By:	/s/ Jennifer Patrickakos
Name:	Jennifer Patrickakos
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

CVC European Credit Opportunities S.a r.l acting in respect of its Compartment A

By:	/s/ Jennifer Patrickakos
Name:	Jennifer Patrickakos
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

CVC Credit Partners Global Special Situations Holdings, L.P.

By:	/s/ Jennifer Patrickakos
Name:	Jennifer Patrickakos
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

CVC Global Credit Opportunities Master Fund, L.P.

By:	/s/ Scott Bynum
Name:	Scott Bynum
Title:	Managed Director

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Farmstead Master Fund, Ltd.

By:	/s/ Michael Scott
Name:	Michael Scott
Title:	Managing Member

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

OC 530 Offshore Fund, Ltd.

By:	/s/ Graham Quickley
Name:	Graham Quickley
Title:	Director - CFO

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

KAYNE ENERGY CREDIT OPPORTUNITIES, LP

By: Kayne Anderson Capital Advisors, L.P. as its General Partner

By:	/s/ Michael O’Neil
Name:	Michael O’Neil
Title:	Chief Compliance Officer

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

YOUNG MEN’S CHRISTIAN ASSOCIATION RETIREMENT FUND

By: Kayne Anderson Capital Advisors, L.P. as its Manager

By:	/s/ Michael O’Neil
Name:	Michael O’Neil
Title:	Chief Compliance Officer

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Raging Capital Master Fund, Ltd.

By:	/s/ Frederick C. Wasch
Name:	Frederick C. Wasch
Title:	Chief Financial Officer, Raging Capital Management, LLC, investment manager of Raging Capital Master Fund, Ltd.

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

River Birch Master Fund L.P.

By:	/s/ Edward O’Connell
Name:	Edward O’Connell
Title:	Director of Operations

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

P River Birch Ltd.

By:	/s/ Edward O’Connell
Name:	Edward O’Connell
Title:	Authorized Signer

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Third Point Offshore Master Fund L.P.

By:	/s/ James P. Gallagher
Name:	James P. Gallagher
Title:	CAO

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Third Point Partners L.P.

By:	/s/ James P. Gallagher
Name:	James P. Gallagher
Title:	CAO

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Third Point Ultra Master Fund L.P.

By:	/s/ James P. Gallagher
Name:	James P. Gallagher
Title:	CAO

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Third Point Partners Qualified L.P.

By:	/s/ James P. Gallagher
Name:	James P. Gallagher
Title:	CAO

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Wingspan Master Fund, LP by
Wingspan GP, LLC, as its general partner

By:	/s/ Brendan Driscoll
Name:	Brendan Driscoll
Title:	Chief Financial Officer

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Western Asset Opportunistic US Dollar High Yield Securities Portfolio, LLC
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Western Asset Opportunistic Value Portfolio, L.L.C.

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Stichting Pensioenfonds DSM Nederland
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Western Asset High Yield Fund
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Consulting Group Capital Market Funds - High Yield Investments

BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Western Asset Floating Rate High Income Fund, LLC
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Legg Mason Western Asset US High Yield Fund

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Kern County Employees Retirement Association
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Western Asset Global Partners Income Fund Inc.
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Western Asset High Income Opportunity Fund Inc.
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

John Hancock II High Yield Fund
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

John Hancock Variable Insurance Trust - High Yield Trust
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Western Asset Global High Yield Bond Fund
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Legg Mason Western Asset Global High Yield Bond Fund
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Western Asset Global High Income Fund Inc.
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Western Asset High Income Fund II Inc.
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Legg Mason Partners Variable Income Trust - Legg Mason Western Asset Variable Global High Yield Bond Portfolio
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Western Asset Short Duration High Income Fund

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Western Asset Managed High Income Fund Inc.
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Southern California Edison Company Retirement Plan Trust
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Western Asset Strategic US Dollar High Yield Portfolio LLC
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

John Hancock Fund II Floating Rate Income Fund
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

International Union, UAW - Strike Trust
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Western Asset High Yield Defined Opportunity Fund Inc.
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Western Asset Short-Dated High Yield Master Fund, Ltd.
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Intl Union, UAW Master Pension Trust
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Western Asset Middle Market Debt Fund Inc.

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

LMP Corporate Loan Fund, Inc.
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Western Asset Bank Loan (Multi-Currency) Master Fund
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Employees’ Retirement System of the State of Rhode Island
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Ascension Alpha Fund, LLC

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Western Asset Bank Loan (Offshore) Fund

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Legg Mason Western Asset Senior Loans Fund
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Western Asset Macro Opportunities Fund

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Ascension Health Master Pension Trust

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

1199 SEIU Health Care Employees Pension Fund

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Kaiser Foundation Hospitals
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Kaiser Permanente Group Trust
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Western Asset Credit Opportunities Portfolio, L.L.C.
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

AST Academic Strategies Asset Allocation Portfolio

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

The Walt Disney Company Retirement Plan Master Trust
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Indiana University

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Western Asset Middle Market Income Fund Inc.

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Western Asset High Yield Credit Energy Portfolio, LLC

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Allegheny Technologies Incorporated Master Pension Trust
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Legg Mason Western Asset Global Multi-Strategy Fund
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Diago Pension Scheme
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Guidestone Global Bond Fund
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Western Asset Global Multi Strategy, LLC
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Legg Mason Global Multi Strategy Bond Fund
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Legg Mason Western Asset Global Credit Absolute Return Fund
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

HIGHBRIDGE PRINCIPAL STRATEGIES — SPECIALTY LOAN FUND III, L.P.

By:	/s/ Jeffrey Fitts
Name:	Jeffrey Fitts
Title:	Managing Director

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

HIGHBRIDGE PRINCIPAL STRATEGIES — NDT SENIOR LOAN FUND, L.P.

By:	/s/ Jeffrey Fitts
Name:	Jeffrey Fitts
Title:	Managing Director

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

HIGHBRIDGE SPECIALTY LOAN SECTOR D INVESTMENT FUND, L.P.

By:	/s/ Jeffrey Fitts
Name:	Jeffrey Fitts
Title:	Managing Director

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

HIGHBRIDGE AIGUILLES ROUGES SECTOR A INVESTMENT FUND, L.P.

By:	/s/ Jeffrey Fitts
Name:	Jeffrey Fitts
Title:	Managing Director

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

HIGHBRIDGE PRINCIPAL STRATEGIES — SPECIALTY LOAN INSTITUTIONAL FUND III, L.P.

By:	/s/ Jeffrey Fitts
Name:	Jeffrey Fitts
Title:	Managing Director

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

HIGHBRIDGE PRINCIPAL STRATEGIES - SPECIALTY LOAN VG FUND, L.P.

By:	/s/ Jeffrey Fitts
Name:	Jeffrey Fitts
Title:	Managing Director

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

HIGHBRIDGE SPECIALTY LOAN INSTITUTIONAL HOLDINGS LIMITED

By:	/s/ Jeffrey Fitts
Name:	Jeffrey Fitts
Title:	Managing Director

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

Q Opportunity Fund, Ltd.

By: Amalgamated Gadget, L.P., as Investment Manager

By: Scepter Holdings, Inc., its General Partner

By:	/s/ Noel Nesser
Name:	Noel Nesser
Title:	CAO & Treasurer

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

FIFTH STREET STATION LLC

By:	/s/ Sean Meeker
Name:	Sean Meeker
Title:	Analyst

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

LENDER:

GOLDMAN SACHS ASSET MANAGEMENT, L.P., on behalf of its participating funds and accounts listed on Schedule A

By:	/s/ Jean Joseph
Name:	Jean Joseph
Title:	Managing Director

[Signature Page to Seventh Amendment to Credit Agreement and Increase Joinder]

Schedule A

PARTICIPATING FUNDS AND ACCOUNTS

[on file with Administrative Agent]